UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2025
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WEBSTER FINANCIAL CORPORATION
 _________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 25, 2025, the Board of Directors of Webster Financial Corporation (the "Company") appointed Frederick J. Crawford to the Company’s Board of Directors, effective July 1, 2025. Mr. Crawford will serve on the Audit and Risk Committees. The Board of Directors also approved an increase in the size of the Board of Directors from 12 to 13 directors, effective as of the same date.
The Board of Directors determined that Mr. Crawford is an independent director within the meaning of the Securities Exchange Act of 1934, as amended, rules and regulations promulgated by the SEC thereunder, and the listing standards of the New York Stock Exchange. The Board of Directors also determined that Mr. Crawford is financially literate and an “audit committee financial expert” (as defined by the SEC).
There are no arrangements or understandings between Mr. Crawford and any other person in connection with his appointment as a director of the Company, and there are no family relationships between Mr. Crawford and any of the Company’s or Webster Bank, N.A.'s directors or executive officers. Mr. Crawford has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.
In connection with Mr. Crawford’s appointment as a non-employee director, he will receive, on a pro-rated basis, the standard annual benefits paid to each non-employee director.

Item 8.01	Other Events
On July 1, 2025, the Company also issued a press release announcing the appointment of Jason Schugel as Chief Risk Officer and Executive Vice President, effective July 14, 2025, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)Exhibits

Exhibit Number	Description
99.1	Press release dated July 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: July 1, 2025	/s/ Kristy Berner
Kristy Berner
Executive Vice President and General Counsel